ANNUAL SHAREHOLDERS’ MEETING DECEMBER 5, 2019 Exhibit 99.1

FORWARD LOOKING STATEMENTS Statements made in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed under the headings "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Financial Presentations This presentation includes Adj. Gross Margin and Adj. EBIT Margin as non-GAAP financial measures. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. Company Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adj. Gross Margin and Adj. EBIT Margin differently and accordingly they may not be directly comparable to similarly titled measures of other companies.

Agenda Schmitt 1.0 – Year in Review SBS Transaction Schmitt 2.0 Plan of Action

Schmitt 1.0 Portfolio Owned Real Estate Business Lines

Schmitt Year in Review Board Refresh OCT ‘18 NOV Strategic Re-Org 3Q 2019 APR Fiscal 2019 JUL 1Q2019 Positive EPS(i) OCT Annual Meeting DEC 2Q 2019 JAN ‘19 Operational Turnaround Operational Turnaround Management Change Supply Chain Analysis Product Pricing Inventory Adjustments Expense Review Culture Notes: EPS refers to earnings per share, as disclosed in Schmitt’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 8, 2019

Turnaround Results

- **Adj. Gross Margin:** **<u>up</u>** **~7% from Q1 FY19 to Q1 FY20**[(i)(ii)]
- **Adj. EBIT Margin:** **<u>up</u>** **~7% from Q1 FY19 to Q1 FY20**[(iii)]
- **Inventory:** **<u>down</u>** **~8% year-over-year**
- **Cash:** **<u>increased</u>** **~$400k last 2 quarters**[(iv)]



($ in millions)
Cash and Cash Equivalents
$1.7
$1.3
$1.2
$1.4
$1.6
Q1 FY19
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20

Notes:
i. FY19 and FY20 refer to the fiscal years ended May 31, 2019 and May 31, 2020, respectively; Q1, Q2, Q3, and Q4 refer to the 1st, 2nd, 3rd, and 4th quarters of the fiscal year, respectively.
ii. Adj. Gross Margin is calculated as (gross profit – gross profit from discontinued products) / (revenue – revenue from discontinued products).
iii. Adj. EBIT Margin is calculated as (operating income + non-recurring expenses) / (revenue – revenue from discontinued products).
iv. Cash and cash equivalents exclude restricted cash.

SCHMITT INDUSTRIES

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Agenda Schmitt 1.0 – Year in Review SBS Transaction Schmitt 2.0 Plan of Action

Schmitt Year in Review (Cont'd)



OCT '18
NOV
JAN '19
APR
JUL
OCT
DEC
Operational Turnaround
Tosei Transaction
Board Refresh
Strategic Re-Org
2Q 2019
3Q 2019
Fiscal 2019
1Q2019 Positive EPS(i)
Annual Meeting

Operational Turnaround

- Management Change
- Supply Chain Analysis
- Product Pricing
- Inventory Adjustments
- Expense Review
- Culture

Tosei Transaction

- Tosei Initiated
- Due Diligence
- 382 Plan Implementation
- SBS Sale Announcement
- SBS Sale Close

Notes:

i. EPS refers to earnings per share, as disclosed in Schmitt's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 8, 2019.

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Tosei Transaction is Win-Win for All Stakeholders

Deal Summary	
Purchase Price	$10.5m
Type of Sale	Asset / Stock
NOLs Utilized	~$4m
Net Cash Estimate	~$9.5m

Valuation Multiples	
Price/Sales	1.1x

Lease Agreement	
Term	10 Years
Annual Rent	~$280k

Shareholders:
- ~$9.5m of cash from turnaround business
- ~$9m pre-deal market capitalization

SBS Balancer Business:
- Well funded ~$800m revenue strategic parent corporation
- Can invest to grow

Tosei:
- Obtains high-quality balancer product and market-leading customer base
- Product portfolio synergies
- Expands into US, European, and Chinese markets

Employees:
- Committed partner that can weather cycles
- Partner values SBS' footprint, employees, and managers

SCHMITT INDUSTRIES

Note: Price/Sales ratio calculated as $10.5m gross proceeds / $9.1m in balancer segment sales for the twelve months ended August 31, 2019.

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Agenda Schmitt 1.0 – Year in Review SBS Transaction Schmitt 2.0 Plan of Action

Schmitt 2.0 Portfolio Owned Real Estate Business Lines Cash ~$10.5 million Note: Cash represents Schmitt’s approximate cash and cash equivalents as of December 3, 2019.

Sum Of The Parts Market Valuation of Acuity and XACT SMIT Share Price @ $3.70(i) (x) 4.09m Shares Outstanding(ii) = Market Capitalization $15.1 Cash(iii) $10.5 Estimated Real Estate Value(iv) $6.5 Xact TBD Acuity TBD = Estimated Value $17.0 + Notes: End-of-day share price retrieved from finance.google.com on December 4, 2019. Shares outstanding based on Schmitt’s Quarterly Report on Form 10-Q for the period ended August 31, 2019 filed with the Securities and Exchange Commission on October 8, 2019. Cash based on approximate value of cash in Schmitt’s bank accounts as of December 3, 2019. Real Estate Value based on estimates received on April 1, 2019 from a Portland, Oregon-based commercial real estate advisory firm. ($ in millions, except per share data)

XACT Tank Monitoring Systems Overview Manufactures satellite-connected monitors that measure fuel tank fill levels Gauge Readers for affordable monitoring Ultrasonic for increased accuracy and special cases 1 of 2 main satellite providers in the industry Used in remote locations with unreliable cellular coverage Customers pay monthly subscription fee with estimated 90%+ annual retention rate ~$2.3m sales for the twelve months ended August 31, 2019 XACT Sales ($ in 000’s)

Acuity Lasers Overview Manufactures lasers for dimensional and distance measurement Used in a wide variety of industrial and commercial applications Product sold through a network of distributors and representatives ~$2.2m sales for the twelve months ended August 31, 2019 Acuity Sales ($ in 000’s)

Schmitt 1.0 – Year in Review SBS Transaction Schmitt 2.0 Plan of Action Agenda

Key Considerations Post SBS sale Schmitt EBITDA estimated to be break-even Must support staff on ~$4.6m of sales Sales growth key to clearing fixed expenses and increasing cash flow Invest portion of SBS sales proceeds in organic investments Focus shifting to XACT and Acuity Focused on core SBS business over the past year Must better understand XACT and Acuity markets and product Repositioning just beginning Schmitt 2.0

Schmitt 2.0 Plan of Action Operate and Grow Xact and Acuity Deploy Capital Based on Return on Investment Organic Investment Mergers and Acquisitions Share Repurchases Dividend

XACT Strategic Plan Provide cell monitoring companies with our satellite options Satellite is a small % of the tank monitoring market Customers use cellular technologies for most of their tanks However, gap still exists in low cell coverage areas Fill the gap: Provide cell monitoring companies with our satellite units Historically 1 inside sales reps à multiple strategic partners 1 Internal Rep 1 Region X External Reps, X Regions Strategic Shift “Blue Sky” Potential Note: “Internet-of-Things” multiple based on management estimates $5m Annual Sales in 3-5 years Recurring Revenue Stream “Internet-of-Things” multiple 2-3x sales

Acuity Strategic Plan Move up value chain towards solutions-based business Customers use Acuity lasers as part of a “solution” for a specific need Ex: Customer needs accurate dimensions for quality control Acuity lasers provide measurement, but software plays key role “Integrators” design solutions for customers and order the components from Acuity. Integrators capture the most margin. Acuity has often facilitated sales to various integrators without capturing commissions or margins. High Margin Low Margin Strategic Shift $5-20m Annual Sales in 5 Years High Margins Solutions 1-2x Sales Multiple Solutions Products Software “Blue Sky” Potential

Schmitt Board and Executives Michael R. Zapata Chairman, CEO 2018 Charles Davidson Audit Chair 2016 Andrew Hines Compensation Chair 2018 Steven Strom Nominating Chair 2019 Regina “Gina” Walker CFO 2019 Corporate Governance Changes Declassified Board Minimum Share Ownership Performance Based Pay * Add fifth board member

Questions